UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
Of the Securities Exchange Act of 1934

Date of Report December 19, 2014

CORE RESOURCE MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55010	46-2029981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3131 E. Camelback, Suite 211
Phoenix, AZ 85016
(Address of principal executive offices)

(602) 314-3231
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 24.0 13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 12, 2014, Core Resource Management, Inc. (“Core” or “Company”) entered into an Asset Purchase Agreement (the “PSA”) with White Stone Resources, LP, a Canadian Alberta Limited Partnership (“White Stone”) and Royal Energy Resources, Inc., (“Royal”), a Canadian Alberta Company. The Acquisition has secured several property interests from the privately held companies. The purchase has yielded nearly $1,800,000 in PV10 PDP properties. The aggregate consideration paid for the acquisition is 900,000 shares of Core Common Stock (OTCQB: CRMI), plus the assumption of assumed liabilities totaling approximately $400,000. The stock portion of the Purchase Price shall be payable by Buyer to Seller at Closing by delivery of a certificate or certificates, in such names and denominations as representing the Shares.

The PSA contains customary representations and warranties by the Partnership and the Company and the parties have agreed to indemnify each other for losses resulting from the other party’s breach of any representation, warranties, or covenants.

The transaction was completed pursuant to the terms of the previously announced Letter of Intent (“Letter of Intent”) dated November 19, 2014, and announced by Core on November 24, 2014 by and among Core, White Stone, and Royal.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure under item 1.01 of this Current Report on Form 8-K relating to the White Stone Resources, LP Disposition of 900,000 shares of CRMI Common Stock and is incorporated into this item 2.01 by reference.

This transaction is pending approval with White Stone Partners. A meeting will take place on January 7, 2015, where partners of White Stone Limited Partnership will provide consent.

Item 7.01 Regulation FD Disclosure.

On December 12, 2014, the Company issued a Press Release announcing the completion of the Acquisition of certain assets from White Stone Resources, LP. The Press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit number 99.1 Press Release dated December 12, 2014

Exhibit number 99.2 Core Resource Management, Inc. – White Stone Resources, Inc. Purchase and Sale Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE RESOURCE MANAGEMENT, INC.

By: /s/ James Clark
James Clark
President

Dated: December 12, 2014